UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2013

NORTHSTAR REALTY FINANCE CORP.

(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation or Organization)	001-32330 (Commission File Number)	11-3707493 (IRS Employer Identification No.)

399 Park Avenue, 18th Floor, New York, NY 10022

(Address of Principal Executive Offices, Including Zip Code)

(212) 547-2600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends our Current Report on Form 8-K filed on April 8, 2013 to provide additional financial information in connection with NorthStar Realty Finance Corp.’s (the “Company”) previously announced acquisition of a manufactured housing portfolio comprised of 71 communities containing approximately 17,000 pad rental sites located throughout five states (primarily in Florida and Salt Lake City, Utah) (the “Properties”).  The following financial statements and exhibits are filed as part of this report.

Item 9.01                                           Financial Statements and Exhibits.

In accordance with Rule 3-14 and Article 11 of Regulation S-X, the Company hereby files the following: (i) financial statement information relating to the Properties and (ii) pro forma financial information of the Company to give effect to the Company’s acquisition of the Properties on April 5, 2013.  As the Properties are directly or indirectly owned or managed by entities that have elected to be treated as real estate investment trusts (as specified under sections 856-860 of the Internal Revenue Code of 1986) for Federal income tax purposes, a presentation of estimated taxable operating results is not applicable.

(a)         Financial Statements of Properties

Report of Independent Certified Public Accountants

Combined Statement of Revenues and Certain Expenses for the year ended December 31, 2012

Notes to Combined Statement of Revenues and Certain Expenses

Unaudited Pro Forma Financial Information

Unaudited Pro Forma Condensed Consolidated Balance Sheet of NorthStar Realty Finance Corp. as of December 31, 2012

Unaudited Pro Forma Condensed Consolidated Statement of Operations of NorthStar Realty Finance Corp. for the year ended December 31, 2012

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements of NorthStar Realty Finance Corp.

(b)         Exhibits

The Exhibit Index appearing immediately after the signature page of this Form 8-K/A is incorporated herein by reference.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors and Stockholders

NorthStar Realty Finance Corp.

We have audited the accompanying combined statement of revenues and certain expenses and related notes to the financial statement (the “Statement”) of Properties for the year ended December 31, 2012.

Management’s responsibility for the Statement

Management is responsible for the preparation and fair presentation of the Statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Statement that is free from material misstatement, whether due to fraud or error.

Auditor’s responsibility

Our responsibility is to express an opinion on the Statement based on our audit.  We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Statement.  The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the Statement, whether due to fraud or error.  In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control.  Accordingly, we express no such opinion.  An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant estimates made by management, as well as evaluating the overall presentation of the Statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the Statement referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 1 of Properties for the year ended December 31, 2012, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of matter

We draw attention to Note 1 to the Statement, which describes that the accompanying Statement was prepared for the purpose of complying with the rules and regulations of the United States Securities and Exchange Commission (for inclusion in this Form 8-K/A of NorthStar Realty Finance Corp.) and is not intended to be a complete presentation of the Properties’ revenues and expenses.  Our opinion is not modified with respect to this matter.

/s/ Grant Thornton LLP

New York, New York

May 6, 2013

PROPERTIES

COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2012

(In thousands)

Revenues
Rental and escalation income	$86,280
Other revenue	2,118
Total other revenues	88,398
Certain Expenses
Real estate properties — operating expenses	25,399
Asset management expenses	7,212
Total expenses	32,611
Revenue in excess of certain expenses	$55,787

See accompanying notes to the combined statement of revenues and certain expenses.

PROPERTIES

NOTES TO THE COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2012

1. Basis of Presentation

On April 5, 2013, NorthStar Realty Finance Corp. (the “Company”), through a subsidiary, completed its previously announced acquisition of a manufactured housing portfolio comprised of 71 communities containing approximately 17,000 pad rental sites located throughout five states (primarily in Florida and Salt Lake City, Utah) (the “Properties”) for an aggregate purchase price of $865 million, inclusive of all costs, escrows and reserves.  The Company structured the acquisition as a joint venture with a third-party operating partner that is also currently managing the Company’s existing portfolio of manufactured housing communities.  The Company funded substantially all of the capital to acquire the Properties and consolidates the joint venture based on its majority voting interest in the entity.  The Company’s joint venture obtained eight 10-year, non-recourse mortgages in the aggregate amount of $640 million at a weighted average fixed interest rate of 4.02% to finance the acquisition.

The combined statement of revenues and certain expenses has been prepared for the purpose of complying with the provision of Article 3-14 of Regulation S-X promulgated by the United States Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included in certain filings with the SEC.  The statement of revenues and certain expenses represent the historical revenues and certain operating expenses of the Properties, excluding items which may not be directly attributable to the future operations of the Properties.  Material amounts excluded consist of interest expense, depreciation and amortization and corporate general and administrative expenses.  The Properties are not a legal entity, but rather a combination of limited liability companies and partnership interests under common control and management; therefore the statement of revenues and certain expenses of the Properties have been combined in accordance with Rule 3A-02 of Regulation S-X.

2. Summary of Significant Accounting Policies

Revenue Recognition

Rental and escalation income is derived from leases to various types of tenants. Leases entered into by tenants generally range from month-to-month to one year and are renewable by mutual agreement between the Properties and the tenant and are recorded when earned. Escalation income represents revenue from tenant leases which provide for the recovery of all or a portion of the operating expenses paid by the Properties. This revenue is accrued in the same periods as the expenses are incurred.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions related to the reported amounts that affect the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

Commitments and Contingencies

In connection with the ownership and operation of the Properties, the Company may be potentially liable for costs and damages related to environmental matters.  The Company has not been notified by any governmental authority of any non-compliance, liability or other claim related to environmental matters regarding the Properties and the Company is not aware of any other environmental condition that it believes will have a material adverse effect on the Properties’ revenues and certain expenses.

NORTHSTAR REALTY FINANCE CORP.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated balance sheet as of December 31, 2012 is presented as if the Company acquired the Properties on December 31, 2012.  The following unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2012 is presented as if the Company had acquired the Properties on January 1, 2012.  The allocation of the purchase price of the Properties reflected in these unaudited pro forma condensed consolidated financial statements has been based upon preliminary estimates of the fair value of assets acquired.  A final determination of the fair value of the acquired assets will be based on the valuation of the tangible and intangible assets and liabilities of the Properties that exist as of the date of completion of the acquisition.  Consequently, amounts preliminarily allocated to identifiable tangible and intangible assets and liabilities could change significantly from those used in the pro forma condensed consolidated financial statements presented and could result in a material change in amortization of tangible and intangible assets and liabilities.

This unaudited pro forma condensed consolidated financial information should be read in conjunction with the historical consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 and are not necessarily indicative of what the actual financial position or results of operations would have been had the Company completed the transaction as of the beginning of the period presented, nor is it necessarily indicative of future results.  In the opinion of the Company’s management, the pro forma condensed consolidated financial statements include all significant necessary adjustments that can be factually supported to reflect the effects of the acquisition.

NORTHSTAR REALTY FINANCE CORP.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF DECEMBER 31, 2012

(Dollars in thousands)

		Pro Forma		Pro Forma
	December 31, 2012(1)	Adjustments(2)		December 31, 2012
Assets
Cash and cash equivalents	$444,927	$(212,697)		$232,230
Restricted cash	360,075	24,919		384,994
Operating real estate, net	1,401,658	758,807		2,160,465
Real estate securities, available for sale	1,124,668	—		1,124,668
Real estate debt investments, net	1,832,231	—		1,832,231
Investments in and advances to unconsolidated ventures	111,025	—		111,025
Receivables, net of allowance	28,413	—		28,413
Receivables, related parties	23,706	—		23,706
Unbilled rent receivable	16,129	—		16,129
Derivative assets, at fair value	6,229	—		6,229
Deferred costs and intangible assets, net	97,700	27,895		125,595
Assets of properties held for sale	1,595	—		1,595
Other assets	65,422	51,550		116,972
Total assets	$5,513,778	$650,474		$6,164,252
Liabilities
CDO bonds payable	$2,112,441	$—		$2,112,441
Mortgage notes payable	1,015,670	640,000	(3)	1,655,670
CMBS bonds payable	98,005	—		98,005
Secured term loan	14,664	—		14,664
Credit facilities	61,088	—		61,088
Exchangeable senior notes	291,031	—		291,031
Junior subordinated notes, at fair value	197,173	—		197,173
Accounts payable and accrued expenses	45,895	5,348		51,243
Escrow deposits payable	90,032	—		90,032
Derivative liabilities, at fair value	170,840	—		170,840
Other liabilities	86,075	126		86,201
Total liabilities	4,182,914	645,474		4,828,388
Commitments and contingencies
Equity
NorthStar Realty Finance Corp. Stockholders’ Equity
Preferred stock, $536,640 aggregate liquidation preference as of December 31, 2012	504,018	—		504,018
Common stock, $0.01 par value, 500,000,000 shares authorized, 163,607,259 shares issued and outstanding as of December 31, 2012	1,636	—		1,636
Additional paid-in capital	1,195,131	—		1,195,131
Retained earnings (accumulated deficit)	(376,685)	—		(376,685)
Accumulated other comprehensive income (loss)	(22,179)	—		(22,179)
Total NorthStar Realty Finance Corp. stockholders’ equity	1,301,921	—		1,301,921
Non-controlling interests	28,943	5,000	(4)	33,943
Total equity	1,330,864	5,000		1,335,864
Total liabilities and equity	$5,513,778	$650,474		$6,164,252

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

NORTHSTAR REALTY FINANCE CORP.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

(In thousands, except per share data)

						Pro Forma
	Year Ended			Pro Forma		Year Ended
	December 31, 2012(5)	Properties(6)		Adjustments (9)		December 31, 2012

Net interest income
Interest income	$386,053	$—		$—		$386,053
Interest expense on debt and securities	50,557	—		—		50,557
Net interest income on debt and securities	335,496	—		—		335,496

Other revenues
Rental and escalation income	116,614	86,280		—		202,894
Commission income	42,385	—		—		42,385
Advisory and other fees - related party	7,916	—		—		7,916
Other revenue	2,272	2,118		—		4,390
Total other revenues	169,187	88,398		—		257,585
Expenses
Other interest expense	91,470	—		25,728	(7)	117,198
Real estate properties — operating expenses	18,545	25,399		—		43,944
Asset management expenses	6,714	7,212		2,512	(8)	16,438
Commission expense	38,506	—		—		38,506
Other costs, net	2,571	—		—		2,571
Impairment on operating real estate	966	—		—		966
Provision for loan losses, net	23,037	—		—		23,037
General and administrative
Salaries and equity-based compensation	62,313	—		—		62,313
Other general and administrative	19,787	—		—		19,787
Total general and administrative	82,100	—		—		82,100
Depreciation and amortization	48,836	—		22,939	(10)	71,775
Total expenses	312,745	32,611		51,179		396,535
Income (loss) from operations	191,938	55,787		(51,179)		196,546
Equity in earnings (losses) of unconsolidated ventures	88	—		—		88
Other income (loss)	20,258	—		—		20,258
Unrealized gain (loss) on investments and other	(548,277)	—		—		(548,277)
Realized gain (loss) on investments and other	60,485	—		—		60,485
Income (loss) from continuing operations	(275,508)	55,787		(51,179)		(270,900)
Income (loss) from discontinued operations	340	—		—		340
Gain on sale from discontinued operations	2,079	—		—		2,079
Net income (loss)	(273,089)	55,787		(51,179)		(268,481)
Less: net (income) loss allocated to non-controlling interests	11,527	(2,562	)(11)	2,350	(11)	11,315
Preferred stock dividends	(27,025)	—		—		(27,025)
Net income (loss) attributable to NorthStar Realty Finance Corp. common stockholders	$(288,587)	$53,225		$(48,829)		$(284,191)

Net income (loss) per common share attributable to NorthStar Realty Finance Corp. common stockholders (basic/diluted)	$(2.31)	$0.43		$(0.39)		$(2.27)

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

NORTHSTAR REALTY FINANCE CORP.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(1)                     Represents the Company’s condensed consolidated balance sheet as of December 31, 2012.

(2)                     Represents adjustment for the acquisition of the Properties.  The aggregate purchase price of $865 million, including costs, escrows and reserves, has been allocated to operating real estate, net ($758.8 million), restricted cash ($24.9 million), deferred costs ($9.5 million) and intangible assets ($18.4 million of in-place leases), net, manufactured homes included in other assets ($47.8 million) and other assets and liabilities assumed.  The Company allocated the purchase price of the Properties’ in accordance with U.S. generally accepted accounting principles.

(3)                     Represents the new financing associated with the acquisition.  The Company’s joint venture obtained eight 10-year, non-recourse mortgages in the aggregate amount of $640 million at a weighted average fixed interest rate of 4.02% to finance the acquisition.

(4)                     Represents the contribution of the Company’s non-controlling interest joint venture partner (“JV Partner”) in the Properties.  The JV Partner contributed $5 million of the equity contributed as part of the acquisition and will earn a management fee of 3.5% of pad rental site revenue.

(5)                     Represents the Company’s consolidated statement of operations for the year ended December 31, 2012.

(6)                     Represents historical audited operating results of the Properties.

(7)                     Represents the adjustment to approximate interest expense for the new borrowing associated with the acquisition.

(8)                     Represents the approximate management fee that would have been paid to the JV Partner (refer to Note 4).

(9)                     Transaction costs of $2.2 million in connection with this transaction have been excluded from the unaudited condensed consolidated income statement.

(10)              Represents depreciation and amortization expense based on a useful life of 30 years for land improvements, and 7 years for in-place leases.

(11)              Represents the Company’s non-controlling interest allocated to its operating partnership based on weighted average non-controlling limited partnership interests in the Company’s operating partnership for 2012 and does not include an allocation to the joint venture partner based on the terms of the joint venture agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2013	By:	/s/ Debra A. Hess
Chief Financial Officer

EXHIBIT INDEX

Exhibits

Exhibit Number	Description of Exhibit
10.1*	Purchase and Sale Agreement, effective as of February 15, 2013 among NRFC MH II Holdings, LLC. ARC Real Estate Holdings, LLC and certain of its affiliates
10.2*	Amendment to Purchase and Sale Agreement, made as of March 27, 2013 among NRFC MH II Holdings, LLC, ARC Real Estate Holdings, LLC and certain of its affiliates
23.1*	Consent of Grant Thornton LLP

* Filed herewith.